UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): April 25, 2000


                                    XOMA LTD.
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             (Exact name of registrant as specified in its charter)


                                     BERMUDA
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                 (State or other jurisdiction of incorporation)


              0-14710                                      52-2154066
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     (Commission File Number)                  (IRS Employer Identification No.)

2910 Seventh Street, Berkeley, California                             94710
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(Address of principal executive offices)                              (Zip code)

Registrant's telephone number, including area code                (510) 644-1170
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events
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        On April 25, 2000, XOMA Ltd. issued the announcement  attached hereto as
Exhibit 1, which is incorporated herein by reference.

Item 7.  Exhibits
         --------

1.   Press Release dated April 25, 2000.

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                                      -2-

                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 25, 2000                   XOMA LTD.


                                         By:  /s Christopher J. Margolin
                                              --------------------------------
                                              Christopher J. Margolin
                                              Vice President, General
                                              Counsel and Secretary

                                  EXHIBIT INDEX

Number   Description
------   -----------

1.  Press Release dated April 25, 2000